Prospectus supplement dated July 2, 2018
to the following prospectus(es):
Nationwide YourLife Protection VUL - NLAIC, Marathon Performance VUL, Nationwide YourLife Accumulation VUL - NLAIC, Nationwide YourLife Survivorship VUL, Nationwide YourLife Protection VUL - New York, Nationwide YourLife Accumulation VUL - New York, Nationwide YourLife Survivorship VUL - New York, NLIC Options Premier, BOA FPVUL, BOA Next Generation FPVUL, BOA ChoiceLife FPVUL, and BOA Next Generation II FPVUL dated May 1, 2018
Marathon VUL (NLAIC), BOA Last Survivorship II, BOA ChoiceLife Survivorship, Next Generation Survivorship Life, BOA ChoiceLife Survivorship II, BOA Protection Survivorship Life, and BOA ChoiceLife Protection dated May 1, 2009
Survivor Options Premier (NLIC), Survivor Options Elite (NLIC), Survivor Options Premier (NLAIC), Options Premier (NLAIC), Nationwide Options Select AO, BOA MSPVL, BOA MSPVL II (BOA MSPVL Future), BOA Protection FPVUL, BOA ChoiceLife Protection FPVUL, and Nationwide Options Select - New York dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s). Effective July 30, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (unhedged): Administrative Class	PIMCO Variable Insurance Trust - International Bond Portfolio (unhedged): Administrative Class
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